UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 26, 2004
Date of Report (Date of earliest event reported)

APPLERA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-4389	06-1534213
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 Merritt 7
Norwalk, Connecticut 06851
(Address of Principal Executive Offices, Including Zip Code)

(203) 840-2000

(Registrant’s telephone number, including area code)

Back to Contents

Item 2.02.   Results of Operations and Financial Condition.

     (a)      On October 26, 2004, Applera Corporation (“Applera”) announced financial results for Applera and its business units for the first quarter of its 2005 fiscal year. Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of a press release issued on October 26, 2004, with respect to financial results for the first quarter of fiscal year 2005 of Applera and Applera’s Applied Biosystems Group, and attached hereto as Exhibit 99.2 and incorporated by reference herein is the text of a press release issued on October 26, 2004, with respect to financial results for the first quarter of fiscal year 2005 of Applera and Applera’s Celera Genomics Group.

Item 9.01.   Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibits are filed with this Report:

Exhibit No.	Description

99.1	Press Release issued October 26, 2004, with respect to financial results for Applera and Applera’s Applied Biosystems Group.

99.2	Press Release issued October 26, 2004, with respect to financial results for Applera and Applera’s Celera Genomics Group.

Back to Contents

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLERA CORPORATION

	By:	/s/ Dennis L. Winger

Dennis L. Winger Senior Vice President and Chief Financial Officer

Dated: October 26, 2004

Back to Contents

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued October 26, 2004, with respect to financial results for Applera and Applera’s Applied Biosystems Group.

99.2	Press Release issued October 26, 2004, with respect to financial results for Applera and Applera’s Celera Genomics Group.